Exhibit 99.1
CAPSTEAD INVESTOR PRESENTATION June 4, 2008

Safe Harbor Statement - Private Securities Litigation Reform Act of 1995 Forward Looking Information This document contains "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995) that inherently involve risks and uncertainties. Capstead's actual results and liquidity can differ materially from those anticipated in these forward-looking statements because of changes in the level and composition of the Company's investments and other factors. As discussed in the Company's filings with the Securities and Exchange Commission, these factors may include, but are not limited to, changes in general economic conditions, the availability of suitable qualifying investments from both an investment return and regulatory perspective, the availability of new investment capital, fluctuations in interest rates and levels of mortgage prepayments, deterioration in credit quality and ratings, the effectiveness of risk management strategies, the impact of leverage, liquidity of secondary markets and credit markets, increases in costs and other general competitive factors. In addition to the above considerations, actual results and liquidity related to investments in loans secured by commercial real estate are affected by borrower performance under operating and/or development plans, lessee performance under lease agreements, changes in general as well as local economic conditions and real estate markets, increases in competition and inflationary pressures, changes in the tax and regulatory environment including zoning and environmental laws, uninsured losses or losses in excess of insurance limits and the availability of adequate insurance coverage at reasonable costs, among other factors.

Overview of Capstead Mortgage Corporation Location Headquartered in Dallas, Texas Capstead is a Real Estate Investment Trust Formed in 1985 Business Structure Organized to conduct operations to qualify as a REIT for federal income tax purposes Management Structure Self-managed with low ratio of G&A expense to long-term investment capital and a conservative incentive structure

Experienced Management Team Andrew F. Jacobs - President and Chief Executive Officer, Director Has served in various executive positions with Capstead since 1988 CPA, Member AICPA, TSCPA, FEI, Executive Council of The Real Estate Finance and Investment Center at the University of Texas at Austin Phillip A. Reinsch - Executive Vice President and Chief Financial Officer, Secretary Has held various financial accounting and reporting positions with Capstead since 1993 Formerly employed by Ernst & Young LLP as an audit senior manager focusing on mortgage banking and asset securitization CPA, Member AICPA, TSCPA, FEI Robert A. Spears - Executive Vice President, Director of Residential Mortgage Investments Has served in asset and liability management positions with Capstead since 1994 Formerly vice president of secondary marketing with NationsBanc Mortgage Corporation Michael W. Brown - Sr. Vice President, Asset and Liability Management, Treasurer Has served in asset and liability management positions with Capstead since 1994 MBA, Southern Methodist University, Dallas, Texas Over 80 years of combined mortgage finance industry experience, 63 years at Capstead.

Core Investment Strategy Managing a leveraged portfolio of Agency ARM securities that can earn attractive returns over the long term, while reducing, but not eliminating, sensitivity to changes in interest rates Over 99% of CMO's investment portfolio is invested in ARM securities issued by Fannie Mae, Freddie Mac or Ginnie Mae, which have an implied or actual credit rating of AAA Coupon resets allow us to eventually recover financing spreads diminished during periods of rising short-term interest rates During periods of falling interest rates, reductions to interest rates on our borrowings allow us to capture larger financing spreads Prudently leveraged to provide sufficient reserves for price movements and principal payments, target 8.0x to 12.0x We adopted this as our core investment strategy in 2000 under the leadership of Wes Edens, CEO of Fortress Investment Group, which owned a substantial position in Capstead until 2003 Focused on Agency ARM Securities.

Low Risk Residential Mortgage Investment Strategy Longer-to-Reset Agency ARM Securities Current-Reset Agency ARM Securities 3.2 4.1 Current-Reset ARMs ($4.1 billion) Longer-to-Reset ARMs ($3.2 billion) (as of March 31, 2008) Financed 100% with $3.7 billion in 30 to 90 day borrowings that adjust relatively quickly to more current rates Financed with $1.5 billion in longer-dated committed borrowings (5.02%, 12 month average maturity) and $1.4 billion in 30-day borrowings combined with two-year swap agreements ($1.7 billion at 3.47%, 21 month average maturity) Backed by mortgage loans with coupon interest rates that reset at least annually or begin doing so after an initial fixed-rate period of five years or less Longer-term repo and/or swaps are utilized to mitigate interest rate risk on longer-to-reset ARM securities The duration of our assets and liabilities was approximately 10 months and 7 months, respectively, for a net duration gap of under 3 months at quarter-end Leverage was reduced from nearly 10:1 at year-end to 9:1 by quarter-end, and is currently near low end of 8.0x to 12.0x targeted leverage range 56% 44%

Long-term Investment Capital - Recorded Value Mar '05 Jun '05 Sep '05 Dec '05 Mar '06 Jun '06 Sep '06 Dec '06 Mar '07 Jun '07 Sep '07 Dec '07 Mar '08 Pro Forma* Common 147 149 138 165 155 142 159 160 171 165 150 381 473 532 Perpetual Preferred 180 180 180 180 180 180 180 180 180 180 180 180 180 180 Trust Preferred 35 75 75 75 100 100 100 100 100 100 100 100 Total 327 329 353 420 410 397 439 440 451 445 430 661 753 812 $ in millions * Pro Forma for over $59 million in net proceeds from issuances under our continuous offering program in April and May. Excludes net improvement in value seen since quarter-end in portfolio and swap positions. (58%) (63%) (66%) (35%)

Maintain Appropriate Leverage Debt / Long-Term Investment Capital has historically ranged from 8.0x to 12.0x through various economic cycles Because of the quality and liquidity of our portfolio, we can quickly readjust our leverage ratio to respond to changes in the market We currently anticipate maintaining our leverage at the lower end of our targeted range in the coming quarters Historical Debt / Long-Term Investment Capital 9/30/04 12/31/04 3/31/05 6/30/05 9/30/05 12/31/05 3/31/06 6/30/06 9/30/06 12/31/06 3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 Pro Forma* East 8.6 9.7 9.6 9.7 9.6 9.6 10.9 11.2 11 11.1 11 11.5 10.3 9.8 9 8.4 * Pro Forma for over $59 million in net proceeds from issuances under our continuous offering program in April and May. Excludes net improvement in value seen since quarter-end in portfolio and swap positions.

Sources of Financing Agency securities are highly liquid and can be financed with multiple funding providers through standard repurchase agreements We have long-term relationships with most lending counterparties and are actively pursuing new counterparty relationships Currently, we have positions on with 18 counterparties, up from 14 at year-end and just ten last September With the pending acquisition of Bear Stearns by JPMorgan Chase, we have all but eliminated our borrowings with Bear Stearns to less than $10 million Actions taken by the Federal Reserve and by federal regulators to support the mortgage securities market have improved pricing for Agency Securities, increased the availability of repo financing and stalled momentum to higher collateral requirements

Improving Financing Spreads Fed Funds vs. Libor* Borrowing rates continue to decline with lower Fed Funds and maturity of longer-dated repo Prepayment speeds have slowed and should remain below traditional levels over the next several quarters Yields vs. Borrowing Rates ** * Source: Bloomberg. ** Source: Capstead public filings. Net Spreads High: 3.71% Low: (.16) Average: 1.32 Est. 2Q 2008 : 2.12

Investment Returns Remain Attractive Hypothetical returns on acquisitions to replace runoff and invest new capital: * Assumes acquisition of a mix of current-reset and longer-to-reset securities financed with 30-day repo using swaps, as necessary. New Opportunities* Asset Yields 4.45% Less: Borrowing Rates (2.90%) Financing Spread 1.55% Assumed Leverage 8.0x Financing Spread on Leveraged Portfolio 12.40% Yield on Unleveraged Equity Employed 4.45% Incremental Yield on Equity Employed 16.85%

Stock Highlights Issued over 35 million shares of new common stock since September of 2007 Expanded investor base Improved liquidity of common stock Accretive to earnings and dividends Stock Price Chart 9/26/07 11/15/07 1/28/08 Date Volume Price 2/7/2007 25.7 7.97 2/8/2007 153.4 7.8 2/9/2007 257.3 8.14 2/12/2007 69 8.22 2/13/2007 149.9 8.41 2/14/2007 131 8.56 2/15/2007 125.8 8.6 2/16/2007 108.8 8.84 2/19/2007 108.8 8.84 2/20/2007 87 8.81 2/21/2007 59.6 8.65 2/22/2007 59.5 8.51 2/23/2007 63.9 8.5 2/26/2007 55.2 8.62 2/27/2007 42.3 8.61 2/28/2007 52 8.75 3/1/2007 42.7 8.63 3/2/2007 62.2 8.45 3/5/2007 164.4 8.45 3/6/2007 84.2 8.65 3/7/2007 36.3 8.6 3/8/2007 87.8 8.67 3/9/2007 66.9 8.44 3/12/2007 79 8.48 3/13/2007 108.6 8.54 3/14/2007 143.2 8.48 3/15/2007 91.8 8.48 3/16/2007 88.7 8.7 3/19/2007 107.5 8.75 3/20/2007 37.6 8.81 3/21/2007 164.4 9.17 3/22/2007 232.2 9.22 3/23/2007 89.3 9.14 3/26/2007 113.9 9.44 3/27/2007 76.2 9.43 3/28/2007 128.3 9.59 3/29/2007 151 9.85 3/30/2007 89.8 9.99 4/2/2007 75.9 9.96 4/3/2007 74.3 10 4/4/2007 104.2 10.03 4/5/2007 193.8 10.17 4/6/2007 193.8 10.17 4/9/2007 76.7 9.95 4/10/2007 100.7 9.83 4/11/2007 63.3 9.79 4/12/2007 67 9.62 4/13/2007 55 9.85 4/16/2007 71.1 10.06 4/17/2007 55.6 10.1 4/18/2007 45.6 9.96 4/19/2007 21.8 9.94 4/20/2007 44.6 10.02 4/23/2007 41.9 10.2 4/24/2007 108 10.24 4/25/2007 36.4 10.17 4/26/2007 52 10.03 4/27/2007 31.8 10.09 4/30/2007 61.7 10.05 5/1/2007 173.5 9.75 5/2/2007 166.1 9.74 5/3/2007 230.4 9.81 5/4/2007 144 10.25 5/7/2007 129.4 10.58 5/8/2007 84.9 10.42 5/9/2007 65.1 10.47 5/10/2007 80.8 10.55 5/11/2007 99 10.55 5/14/2007 52 10.52 5/15/2007 82.6 10.5 5/16/2007 142.4 10.61 5/17/2007 77.1 10.43 5/18/2007 204.4 10.47 5/21/2007 57 10.41 5/22/2007 80.4 10.45 5/23/2007 121.9 10.39 5/24/2007 109.7 10.22 5/25/2007 75.4 10.13 5/28/2007 75.4 10.13 5/29/2007 82.9 10.29 5/30/2007 80.9 10.12 5/31/2007 95 10.13 6/1/2007 92.7 10.31 6/4/2007 73.7 10.46 6/5/2007 61.9 10.08 6/6/2007 93.9 9.96 6/7/2007 217 9.38 6/8/2007 116.8 9.63 6/11/2007 93.7 9.47 6/12/2007 115.9 9.05 6/13/2007 58.7 9.44 6/14/2007 68.5 9.54 6/15/2007 69.9 9.64 6/18/2007 39.9 9.63 6/19/2007 35.5 9.75 6/20/2007 32.1 9.74 6/21/2007 110 9.85 6/22/2007 31.2 9.89 6/25/2007 55.6 9.71

CAPSTEAD A P P E N D I X June 4, 2008 FIRST QUARTER RESULTS AND OTHER FINANCIAL DATA

First Quarter Results and Recent Developments First Quarter Results Earnings totaled $30.1 million or $0.53 per diluted common share Book value increased $0.15 to $9.40 per common share after payment of $0.52 common dividend Financing spreads increased 79 basis points to 1.72% Raised $131 million in new common equity capital Increased portfolio of primarily agency-guaranteed residential ARM securities to $7.4 billion Reduced portfolio leverage through capital raises and limited portfolio sales Developments Subsequent to Quarter-End Second quarter financing spreads are expected to increase 40 basis points to 2.12% (based on May 1, 2008 projections) Raised over $59 million in additional common equity capital in April and May, further reducing portfolio leverage and increasing book value on a pro forma basis by $0.27 per common share Higher market interest rates have led to higher values assigned to interest rate swap agreements Ongoing recovery in market conditions has resulted in improved portfolio pricing relative to these higher market interest rates

Comparative Balance Sheet (in thousands, except per share amounts)

Comparative Income Statement (in thousands, except per share amounts)

Yield/Cost Analysis (in thousands) * Projected asset yields and borrowing rates were originally included in our May 1, 2008 earnings press release.

Residential Mortgage Investments Key Portfolio Statistics as of March 31, 2008